Exhibit 21.1

LIST OF SUBSIDIARIES

1.	Intelsat Intermediate Holding Company, Ltd., a company incorporated under the laws of Bermuda.
2.	Intelsat Subsidiary Holding Company, Ltd., a company incorporated under the laws of Bermuda.
3.	Intelsat Holdings LLC , a limited liability company organized under the laws of Delaware.
4.	Intelsat LLC, a limited liability company organized under the laws of Delaware.
5.	Intelsat Global Sales & Marketing Ltd., a company organized under the laws of England and Wales.
6.	Intelsat Global Service Corporation, a corporation organized under the laws of Delaware.
7.	Intelsat UK Financial Services, Ltd., a company organized under the laws of England and Wales.
8.	Intelsat Clearinghouse Corporation, a corporation organized under the laws of Delaware.
9.	Intelsat (Gibraltar) Limited, a company organized under the laws of Gibraltar.
10.	Intelsat (Luxembourg) Sarl, a company organized under the laws of Luxembourg.
11.	Intelsat Poland Sp. z.o.o. , a company organized under the laws of Poland.
12.	Intelsat Holding Corporation, a corporation organized under the laws of Delaware.
13.	Intelsat Corporation, a corporation organized under the laws of Delaware.
14.	PanAmSat Communications Carrier Services, Inc., a corporation organized under the laws of California.
15.	PanAmSat Communications Japan, Inc., a corporation organized under the laws of California.
16.	PanAmSat Communications Services, Inc., a corporation organized under the laws of California.
17.	Southern Satellite Corp., a corporation organized under the laws of Connecticut.
18.	AccessPas, Inc. , a corporation organized under the laws of Delaware.
19.	PanAmSat International Holdings LLC, a limited liability company organized under the laws of Delaware.
20.	Service and Equipment Corporation, a corporation organized under the laws of Delaware.
21.	Southern Satellite Licensee Corporation, a corporation organized under the laws of Delaware.
22.	PanAmSat India Marketing, L.L.C., a limited liability company organized under the laws of Delaware.
23.	PanAmSat Asia Carrier Services, Inc., a corporation organized under the laws of Delaware.
24.	PanAmSat Capital Corporation, a corporation organized under the laws of Delaware.
25.	PanAmSat Services, Inc., a corporation organized under the laws of Delaware.
26.	PanAmSat India, Inc., a corporation organized under the laws of Delaware.
27.	PanAmSat International Employment, Inc., a corporation organized under the laws of Delaware.
28.	PanAmSat International Sales, Inc., a corporation organized under the laws of Delaware.
29.	PAS International, LLC, a limited liability company organized under the laws of Delaware.
30.	PanAmSat Licensee Corp., a corporation organized under the laws of Delaware.
31.	USHI, LLC, a limited liability company organized under the laws of Delaware.
32.	PanAmSat International Systems Marketing, LLC, a limited liability company organized under the laws of Delaware.
33.	PanAmSat H-2 Licensee Corp., a corporation organized under the laws of Delaware.
34.	PanAmSat Europe Corporation, a corporation organized under the laws of Delaware.
35.	PanAmSat International Systems, LLC, a limited liability company organized under the laws of Delaware.
36.	PanAmSat Satellite PAS 1R, Inc., a corporation organized under the laws of Delaware.
37.	PanAmSat Satellite PAS 6B, Inc., a corporation organized under the laws of Delaware.
38.	PanAmSat Satellite PAS 7, Inc., a corporation organized under the laws of Delaware.
39.	PanAmSat Satellite PAS 8, Inc., a corporation organized under the laws of Delaware.
40.	PanAmSat Satellite PAS 9, Inc., a corporation organized under the laws of Delaware.
41.	PanAmSat Satellite PAS 10, Inc., a corporation organized under the laws of Delaware.
42.	PanAmSat Satellite Galaxy 3C, Inc., a corporation organized under the laws of Delaware.

45.	PanAmSat Satellite Galaxy 4R, Inc., a corporation organized under the laws of Delaware.
46.	PanAmSat Satellite Galaxy 10R, Inc., a corporation organized under the laws of Delaware.
47.	PanAmSat Satellite Galaxy 11, Inc., a corporation organized under the laws of Delaware.
48.	PanAmSat Satellite Galaxy 12, Inc., a corporation organized under the laws of Delaware.
49.	PanAmSat Satellite Galaxy 13, Inc., a corporation organized under the laws of Delaware.
50.	PanAmSat Satellite HGS 3, Inc., a corporation organized under the laws of Delaware.
51.	PanAmSat Satellite HGS 5, Inc., a corporation organized under the laws of Delaware.
52.	PanAmSat Satellite Galaxy 1R, Inc., a corporation organized under the laws of Delaware.
53.	PanAmSat Satellite Galaxy 3R, Inc., a corporation organized under the laws of Delaware.
54.	PanAmSat Satellite Galaxy 5, Inc., a corporation organized under the laws of Delaware.
55.	PanAmSat Satellite Galaxy 9, Inc., a corporation organized under the laws of Delaware.
56.	PanAmSat Satellite Galaxy 14, Inc., a corporation organized under the laws of Delaware.
57.	PanAmSat Satellite Galaxy 15, Inc., a corporation organized under the laws of Delaware.
58.	PanAmSat Satellite Galaxy 16, Inc., a corporation organized under the laws of Delaware.
59.	PanAmSat Satellite Leasat F5, Inc., a corporation organized under the laws of Delaware.
60.	PanAmSat Satellite PAS 2, Inc., a corporation organized under the laws of Delaware.
61.	PanAmSat Satellite PAS 3, Inc., a corporation organized under the laws of Delaware.
62.	PanAmSat Satellite PAS 4, Inc., a corporation organized under the laws of Delaware.
63.	PanAmSat Satellite PAS 5, Inc., a corporation organized under the laws of Delaware.
64.	PanAmSat Satellite SBS 6, Inc., a corporation organized under the laws of Delaware.
65.	Sonic Telecom Limited, a company organized under the laws of the United Kingdom.
66.	PanAmSat Limited Liab. Co., a company organized under the laws of Switzerland.
67.	PanAmSat Africa (Proprietary) Ltd., a company organized under the laws of South Africa.
68.	PanAmSat Asia Pty. Ltd., a company organized under the laws of Australia.
69.	PanAmSat Europe Limited, a company organized under the laws of the United Kingdom.
70.	PanAmSat India Private Limited, a company organized under the laws of India.
71.	PanAmSat Korea Limited, a company organized under the laws of South Korea.
72.	PanAmSat Asia (Hong Kong) Limited, a company organized under the laws of Hong Kong.
73.	PanAmSat do Brasil Ltda., a company organized under the laws of Brazil.
74.	PanAmSat Sistemas de Comunição DTH do Brasil Ltda., a company organized under the laws of Brazil.
75.	PanAmSat International Systems Limited, a company organized under the laws of the Cayman Islands.
76.	PanAmSat Satellite Europe Limited, a company organized under the laws of the United Kingdom.
77.	PanAmSat France SAS, a company organized under the laws of France.
78.	Europe*Star Gesellschaft fuer Satellitenkommunikation GmbH, a company organized under the laws of Germany.
79.	Horizons Satellite Holdings LLC, a limited liability company organized under the laws of Delaware.
80.	Horizons-1 Satellite LLC, a limited liability company organized under the laws of Delaware.
81.	Horizons-2 Satellite LLC, a limited liability company organized under the laws of Delaware.
82.	Intelsat South Africa (Pty.) Ltd., a company organized under the laws of South Africa.
83.	Intelsat Singapore Pte. Ltd., a company organized under the laws of Singapore.
84.	Intelsat Australia Pty. Ltd., a company organized under the laws of Australia.
85.	Intelsat China (Hong Kong) Limited, a company organized under the laws of Hong Kong.
86.	Intelsat Brasil Ltda., a company organized under the laws of Brazil.
87.	Intelsat Brasil Servicos de Telecomunicacoes Ltda., a company organized under the laws of Brazil.
88.	Intelsat France SAS, a company organized under the laws of France.
89.	Intelsat Germany GmbH, a company organized under the laws of Germany.
90.	Intelsat USA Sales Corporation, a corporation organized under the laws of Delaware.
91.	Intelsat Marketing India Private Limited, a company organized under the laws of India.
92.	Intelsat de Colombia S.A., a company organized under the laws of Colombia.
93.	Intelsat USA License Corporation, a corporation organized under the laws of Delaware.
94.	Intelsat General Corporation, a corporation organized under the laws of Delaware.
95.	Intelsat MTC LLC, a limited liability company organized under the laws of Delaware.
96.	Intelsat Kommunikations GmbH, a company organized under the laws of Germany.
97.	Mountainside Teleport Corporation, a corporation organized under the laws of Delaware.